EXHIBIT 99.1

Medley Capital Corporation Announces One-for-Twenty Reverse Stock Split
Common Stock to Begin Trading on a Split-Adjusted Basis at Market Open on July 27, 2020

NEW YORK, NY (July 13, 2020) - Medley Capital Corporation (NYSE: MCC) (TASE: MCC) (the “Company”) announced today that, following the Company’s 2020 Annual Meeting of Stockholders held on June 30, 2020 (the “Annual Meeting”), on July 7, 2020, the Company’s board of directors (the “Board”) determined that it is in the best interests of the Company and its stockholders to effect a reverse stock split of its common stock, par value $0.001 (the “Common Stock”), of 1-20 (the “Reverse Stock Split”) and reduce the number of authorized shares of Common stock by the reverse stock split ratio (the “Authorized Share Reduction”). Accordingly, on July 13, 2020, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to the Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Reverse Stock Split and the Authorized Share Reduction, which will be effective at 5:00 p.m., Eastern Time, on July 24, 2020 (the “Effective Time”).

Pursuant to the Certificate of Amendment, effective as of 5:00 p.m., Eastern Time, on July 24, 2020 (the “Effective Time”), each twenty (20) shares of Common Stock issued and outstanding, immediately prior to the Effective Time, will automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock. In connection with the Reverse Stock Split, the Certificate of Amendment provides that the number of authorized shares of Common Stock will be reduced proportionately from 100,000,000 to 5,000,000 shares of Common Stock. No fractional shares will be issued as a result of the Reverse Stock Split. Instead, any stockholder who would have been entitled to receive a fractional share as a result of the Reverse Stock Split will receive cash payments in lieu of such fractional shares (without interest and subject to backup withholding and applicable withholding taxes).

The Common Stock will begin trading on a split-adjusted basis on the New York Stock Exchange (the “NYSE”) at the market open on July 27, 2020.  The trading symbol for the Common Stock will remain “MCC”.

As previously disclosed, the Reverse Stock Split is intended to bring the Company into compliance with the $1.00 minimum average closing share price requirement (the “Minimum Share Price Requirement”) for continued listing on the NYSE. The Company will regain compliance with the Minimum Share Price Requirement if the price per share of Common Stock promptly exceeds $1.00 per share and remains above that level for at least the following 30 trading days.

ABOUT MEDLEY CAPITAL CORPORATION

Medley Capital Corporation is a closed-end, externally managed business development company (“BDC”) that has common stock which trades on the New York Stock Exchange (NYSE: MCC) and the Tel Aviv Stock Exchange (TASE: MCC) and has outstanding bonds which trade on the New York Stock Exchange under the symbols (NYSE: MCV) and (NYSE: MCX). Medley Capital Corporation's investment objective is to generate current income and capital appreciation by lending to privately-held middle market companies, primarily through directly originated transactions, to help these companies expand their businesses, refinance and make acquisitions. Our portfolio generally consists of senior secured first lien loans and senior secured second lien loans. Medley Capital Corporation is externally managed by MCC Advisors LLC, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended. For additional information, please visit Medley Capital Corporation at www.medleycapitalcorp.com.

ABOUT MCC ADVISORS LLC

MCC Advisors LLC is a subsidiary of Medley Management Inc. (NYSE: MDLY, “Medley”). Medley is an alternative asset management firm offering yield solutions to retail and institutional investors. Medley’s national direct origination franchise is a premier provider of capital to the middle market in the U.S. Medley has $3.8 billion of assets under management in two BDCs, Medley Capital Corporation (NYSE: MCC) (TASE: MCC) and Sierra Income Corporation, and several private investment vehicles. Over the past 18 years, we have provided capital to over 400 companies across 35 industries in North America.1 For additional information, please visit Medley Management Inc. at www.mdly.com.

Medley LLC, the operating company of Medley Management Inc., has outstanding bonds which trade on the New York Stock Exchange under the symbols (NYSE:MDLX) and (NYSE:MDLQ).

FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking” statements, including statements regarding the impact of the Expense Support Agreement and any potential exploration of strategic alternatives by the Special Committee. Such forward-looking statements reflect current views with respect to future events and financial performance, and the Company may make related oral forward-looking statements on or following the date hereof. Statements that include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this material or similar oral statements for purposes of the U.S. federal securities laws or otherwise. Because forward-looking statements, such as the ability of the Company to regain compliance with the NYSE continued listing standards, include risks and uncertainties, actual results may differ materially from those expressed or implied. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include, but are not limited to: those discussed in the Company’s filings with the Securities and Exchange Commission; potential volatility in the price of the Common Stock following the Reverse Stock Split, the Company’s ability to comply with the continued listing criteria of the NYSE; and uncertainties associated with the impact from the COVID-19 pandemic, including its impact on the global and U.S. capital markets and the global and U.S. economy, the length and duration of the COVID-19 outbreak in the United States as well as worldwide and the magnitude of the economic impact of that outbreak, the effect of the COVID-19 pandemic on the Company’s business prospects and the operational and financial performance of its portfolio companies, including its ability and their ability to achieve their respective objectives, and the effects of the disruptions caused by the COVID-19 pandemic on our ability to continue to effectively manage our business.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the “Risk Factors” and other sections of the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q. The forward-looking statements in this press release represent the Company’s views as of the date of hereof. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company does not have any current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this material.

SOURCE: Medley Capital Corporation

Investor Relations Contact:
Sam Anderson
Head of Capital Markets & Risk Management
Medley Management Inc.
212-759-0777

Media Contact:
Jonathan Gasthalter/Nathaniel Garnick
Gasthalter & Co. LP
212-257-4170

1 Medley Management Inc. is the parent company of Medley LLC and several registered investment advisors (collectively, “Medley”). Assets under management refers to assets of Medley’s funds, which represents the sum of the net asset value of such funds, the drawn and undrawn debt (at the fund level, including amounts subject to restrictions) and uncalled committed capital (including commitments to funds that have yet to commence their investment periods). Assets under management are as of March 31, 2020.